Exhibit 10.26

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR EXEMPTION FROM REGISTRATION UNDER THE FOREGOING LAWS. ACCORDINGLY, THIS NOTE MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF WITHOUT (i) AN OPINION OF COUNSEL SATISFACTORY TO HEARTLAND FINANCIAL USA, INC. THAT SUCH SALE, TRANSFER OR OTHER DISPOSITION MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS OR (ii) SUCH REGISTRATION.
HEARTLAND FINANCIAL USA, INC.
Senior note
$[dollar amount]
Heartland Financial USA, Inc., a Delaware corporation (hereinafter referred to as the “Company”), for value received, hereby promises to pay to “Company” or registered assigns (hereinafter referred to as “Holder”), the principal sum of $_________ in lawful money of the United States of America, plus interest on the unpaid principal balance of this Note at an annual rate of 5%. The principal amount of this Note shall be payable on December 1, 2015 (or the following Business Day if December 1, 2015 is not a Business Day). Accrued interest shall be payable on March 31, June 30, September 30 and December 31 of each year, commencing on December 31, 2010, to the Holder of record as of March 15, June 15, September 15 and December 15, respectively. The amount of interest payable for any period will be computed on the basis of actual days elapsed in a 365-day year. In the event that any date on which interest is payable on the Notes is not a Business Day, then payment of the interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on the date such payment was originally payable (each, an “Interest Payment Date”). Accrued interest that is not paid on the applicable Interest Payment Date will bear additional interest on the amount thereof (to the extent permitted by law) at the rate per annum of 5% thereof, compounded quarterly. The term “interest” as used herein shall include quarterly interest payments, and interest on quarterly interest payments not paid on the applicable Interest Payment Date.
Payment of principal of and any interest on the Notes will be made at the office of the Company, except that at the option of the Company payment of any interest may be made (i) by check mailed to the address of the person entitled thereto as such address shall appear in the securities register or (ii) by transfer to an account maintained by the person entitled thereto as specified in the securities register, provided that proper transfer instructions have been received by the regular record date. Payment of any interest on the Notes will be made to the person in whose name such Note is registered on the date for such interest payment.
This Note is subject to the following terms and conditions:

1.Events of Default
Any one or more of the following events that has occurred and is continuing constitutes an Event of Default:
(a)failure to pay interest on the Notes when due, continued for 30 days;
(b)failure to pay principal on the Notes when due, whether at maturity, upon redemption by declaration, or otherwise; or
(c)any receivership, insolvency proceeding, bankruptcy, assignment for the benefit of creditors, reorganization, whether or not pursuant to bankruptcy laws, dissolution, liquidation or any other marshalling of assets and liabilities of the Company.

Following an Event of Default described in clause (c) above, the Holder may declare the entire principal and accrued interest on the Note due and payable immediately, and upon such declaration the Note shall become immediately due and payable without further notice, demand or presentment. The Holder may annul such declaration and waive the default if the default (other than the non-payment of the principal of the Note which has become due solely by such acceleration) has been cured and a sum sufficient to pay all matured installments of interest and principal due otherwise than by acceleration has been paid to the Holder. Other Events of Default do not entitle the Holder to declare the principal due and payable immediately.
Following any Event of Default, the Holder shall have the right to exercise all other rights and remedies available at law or in equity.
The Company agrees to pay all reasonable costs of collection, including reasonable attorneys' fees, in the event that payment shall not be made under the terms and conditions of this Note.
2.Priority
The indebtedness evidenced by this Note will rank pari passu with all outstanding indebtedness to financial institutions or financial institution lenders and is and shall remain senior to the trust preferred securities issued by the Company's wholly-owned trust subsidiaries, the proceeds of which are used to purchase junior subordinated debentures from the Company. The Note is not a deposit and will not be insured by the FDIC. The Note will not have priority over the holders of deposits in the Company's bank subsidiaries as to the assets of such banks.
3.Transfer
Subject to the restrictions on transfer in the legend on the front of this Note, this Note and all rights hereunder are transferable, in whole or in part, at the principal office of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this Note properly endorsed. The bearer of this Note, when endorsed, may be treated by the Company and all other persons dealing with this Note as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this Note, or to the transfer hereof on the books of the Company, any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered owner hereof as the owner for all purposes.
4.Notices
All demands and notices to be given hereunder shall be delivered or sent by first class mail, postage prepaid; in the case of the Company, addressed to its corporate headquarters, 1398 Central Avenue, Dubuque, Iowa 52001, until a new address shall have been substituted by like notice; and in the case of Holder, addressed to Holder at the address written below, until a new address shall have been substituted by like notice.

5.Covenants Bind Successors and Assigns.
All the covenants, stipulations, promises and agreements in this Note contained by or on behalf of the Company shall bind its successors and assigns, whether so expressed or not.

6.Revival and Reinstatement of Obligation. To the extent that any payment made hereunder to a Holder is subsequently required to be, and is, returned to the Company for any reason, including, without limitation, that such payment is invalidated, declared fraudulent, or preferential or set aside or is required to be, and is, repaid to a trustee, receiver or any other party under any bankruptcy, insolvency or reorganization act, state or federal law, common law or equitable cause, then that portion of this Note previously satisfied by such payment shall be revived and continue in full force and effect as if such payment had never been made.

7.Governing Law. This note shall be construed in accordance with and governed by the law of the State of Delaware, without giving effect to conflicts of laws principles.

8.Severability. Any provision of this Note held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

9.Waivers. The Company hereby unconditionally waives any and all right to presentment, demand, protest or notice of any kind.

10.Headings. Paragraph headings used in this Note are for convenience of reference only, are not part of this Note and shall not affect the construction of, or be taken into consideration in interpreting, this Note.
{Signature Page Follows}
IN WITNESS WHEREOF, the Company has caused this Note to be executed and delivered by a duly authorized officer.

Dated: ___________________

HEARTLAND FINANCIAL USA, INC. By: / s/ John K. Schmidt____________________ John K. Schmidt, EVP, COO & CFO
1398 Central Avenue Dubuque, Iowa 52001 (563)589-1994 office

ASSIGNMENT
(To be signed only upon transfer of this Note)
FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _________________________________ $_____ in aggregate principal amount of this Note and appoints ___________________________________ attorney to transfer such right on the books of Heartland Financial USA, Inc., with full power of substitution in the premises.
Dated:__________________

Signature: ____________________________________________

Social Security or other Tax Identification No. _________________________

Please print name and complete address:

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